UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                               April 06, 2001
                Date of Report (Date of earliest event reported)

                               WORLDWIDE DATA, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  000-30217                  13-3810724
(State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)              File Number)         Identification No.)

              36 Toronto Street, Suite 250, Toronto, Ontario M5C 2C5
              (Address of principal executive offices)   (Zip Code)

                                  (416) 214-6416
              (Registrant's telephone number, including area code)


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a) Previous independent auditors.

(i) On April 2, 2001, the Registrant dismissed the accounting firm of Kempisty & Company as its independent auditors effective April 2, 2001. By April 5, 2001 we had not received any communication from Kempisty & Company.

(ii) Kempisty & Company's reports on the Registrant's financial statements for the past two fiscal years have contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to audit scope or accounting principles. However, Kempisty & Company's report dated March 2, 2000 and May 13, 1999 with respect to the Registrant's financial statements for the years ended December 31, 1999 and 1998 was modified as to uncertainty about the Registrant's ability to continue as a going concern.

(iii) In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 1999 and 1998, there were no disagreements with Kempisty & Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused Kempsity & Company to make reference in their report to such disagreements if not resolved to their satisfaction.

(iv) On April 2, 2001, the Registrant's Audit Committee and Board of Directors approved the decision to change independent auditors from Kempisty & Company to Adelman Katz & Mond LLP.

(v) The Registrant has provided Kempisty & Company with a copy of this disclosure and requested that Kempisty & Company furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. As soon as the letter is received it will be filed as an exhibit to an amendment to the 8-K

(b) New independent accountants.

(i) On April 2, 2001, the Registrant engaged Adelman Katz & Mond LLP as its new independent accountants for the fiscal year ending December 31, 2000.

(ii) Prior to April 2, 2001, the Company had not consulted with Adelman Katz & Mond LLP on items which involved the Company's accounting principles or the type of audit opinion to be issued on the Company's financial statements, but did discuss with Adelman Katz & Mond LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Worldwide Data, Inc.

Date: April 6, 2001                       By: /s/ Romeo Colacitti
                                              -----------------------------
                                                  Romeo Colacitti
                                                  Chairman & President



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